                                                                   Exhibit 3.200

                            Articles of Incorporation
                               (Pursuant to NRS78)
                                 STATE OF NEVADA
                               Secretary of State

    IMPORTANT: Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

1.   NAME OF CORPORATION: EmCare Nevada, Inc.

2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

     Name of Resident Agent: CSC Services of Nevada, Inc.

     Street Address: 502 East John Street, Carson City, Nevada  89706
                     Street No.    Street Name          City    Zip

3.   SHARES: (number of shares the corporation is authorized to issue)

     Number of shares with par value: 1,000 Par value $0.01 Number of shares without par value: -0-

4.   GOVERNING BOARD: shall be styled as (check one): X Directors __ Trustees

     The FIRST BOARD OF DIRECTORS shall consist of 2 members and the names and addresses are as follows (attach additional pages if necessary):

     Leonard M. Riggs, Jr., M.D.   1717 Main Street, Suite 5200, Dallas, TX 75201
     Name                          Address                       City/State/Zip

     William F. Miller, III        1717 Main Street, Suite 5200, Dallas, TX 75201
     Name                          Address                       City/State/Zip

5. PURPOSE (optional -- see reverse side): The purpose of the corporation shall be:

                                       N/A

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.03, or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached: -0- .

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signatures must be notarized.) (Attach additional pages if there are more than two incorporators.)

     William F. Miller, III                  ___________________________________
     Name (print)                            Name (print)

     1717 Main Street,
     Suite 5200,         Dallas, TX  75201   ____________________ ______________
     Address             City/State/Zip      Address              City/State/Zip


     /s/ William F. Miller, III
     --------------------------------        -----------------------------------
     Signature                               Signature

     State of  Texas County of  Dallas
     This instrument was acknowledged before me on _________________, 1997, by

     William F. Miller, III
     Name of Person
     as incorporator
     of EmCare Nevada, Inc.
     (name of party on behalf of whom instrument was executed)

     Notary Public Signature

8.   CERTIFICATE OF ...... RESIDENT AGENT
     I, CSC SERVICES OF NEVADA, INC. hereby accept appointment as Resident Agent for the above named corporation.


     By: /s/ X                                                           8/27/97
         ----------------------------

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              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                            (After Issuance of Stock)

                               EMCARE NEVADA, INC.
                               Name of Corporation

     We the undersigned   William F. Miller, III        and
                          President or Vice President

     Scott W. Roloff                    of   EmCare Nevada, Inc.
     Secretary or Assistant Secretary        Name of Corporation

do hereby certify:

     That the Board of Directors of said corporation at a meeting duly convened, held on the 1st day of May, 1998, adopted a resolution to amend the original articles as follows:

                 Article 1 is hereby amended to read as follows:

         1. The name of the corporation is EmCare of Nevada, Inc.

         The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 1,000 ; that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.


                                        /s/ William F. Miller, III
                                        ----------------------------------------
                                        President
                                        William F. Miller, III


                                        /s/ Scott W. Roloff
                                        ----------------------------------------
                                        Secretary
                                        Scott W. Roloff

State of Texas
                   ss.
County of Dallas

     On _______________________________, personally appeared before me, a Notary Public, William F. Miller, III and Scott W. Roloff, who acknowledged that they executed the above instrument.


                                        /s/ A B Turner
                                        ----------------------------------------
                                        Signature of Notary